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                                                                   EXHIBIT 10.16

                             INDUSTRIAL SPACE LEASE

     THIS LEASE, made and entered into in Burr Ridge, Illinois this ____ day of January, 1996 by and between BOULEVARD BANK, N.A., not personally but solely as Trustee under a certain Trust Agreement dated April 14, 1986 and known as Trust Number 8364 (hereinafter referred to as the "Landlord"), and GRIFFITH MICRO SCIENCE, INC. (hereinafter referred to as the "Tenant"):

                                  WITNESSETH:

     1. Basic Term. This Section 1 contains basic terms of the Lease between Landlord and Tenant. All other provisions of this Lease are to be read in accordance with provisions herein contained.

        A.   Agent                      Morgan Realty Partners
                                        16 W 241 S. Frontage Road, Suite 43
                                        Burr Ridge, Illinois  60521

        B.   Building                   16W151 Shore Court
                                        Burr Ridge, Illinois  60521

        C.   Premises or Demised        Approximately 11,200 sq. ft.
             Premises                   depicted on Exhibit "A" attached
                                        hereto

        D.   Commencement Date          March 1, 1996

        E.   Broker                     Grubb & Ellis Company and
                                        Paine/Wetzel Associates

        F.   Monthly Base Rental        $6,000.00/month for months 1-36
                                        $6,366.67/month for months 37-60

        G.   Expense Stop               1995 Actual

        H.   Tax Stop                   1995 Actual

        I.   Initial Monthly Rent       $ - 0 -
             Adjustment Report

        J.   Security Deposit           $6,000.00

        K.   Tenant's Proportion        25.68%

        L.   Term                       Five (5) years

        M.   Termination Date           February 28, 2001




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        N.   Use             Warehouse/Office Laboratory and any
                             lawful use incident thereto

     2. Lease of Premises and Term. Landlord hereby leases to Tenant, and Tenant accepts the demised premises (hereinafter known as "demised premises" or "premises"), consisting of approximately 11,200 square feet for the Term as set forth in Section 1 hereof, unless sooner terminated as provided herein, commencing on the Commencement Date set forth in Section 1 hereof and ending on the Termination Date set forth in Section 1 hereof to be occupied and used by the Tenant for the Use as defined in Section 1 hereof and no other purpose, subject to the agreements herein contained.

     3. Rent. The Tenant shall pay as Base Rent to Agent at the address as set forth in Section 1 hereof or to such other person or at such other place as Landlord may direct in writing, the Monthly Base Rental set forth in Section 1 hereof in advance on or before the first day of each month of the Term. All such rent shall be paid without any set-off or deduction whatsoever. Unpaid rent shall bear interest at the rate set forth in Section 25D hereof, from the sixth (6th) day after the date due until paid.

     4. Base Rent Adjustment. In addition to the Base Rent, the Tenant shall pay, as additional rent, the Rent Adjustment described in this Section 4 without set off or deduction to the Agent.

     A. For the purpose of this Lease:

     (i) The term "Calendar Year" shall mean each calendar year or a portion thereof during the Term.

     (ii) The term "Expenses" shall mean and include all expenses paid or incurred by the Landlord or its beneficiaries for managing, owning, maintaining, operating, insuring, replacing and repairing the Building, the land under the Building, appurtenances and personal property used in conjunction therewith including, without limitation, Landlord's obligations under Section 8.

Expenses shall not include the following:

           (a) all costs and expenditures for which Landlord receives reimbursement other than by means of additional rent pursuant to the leases of the Building;

           (b) interest and principal payments on mortgage or other loans and rental on any ground lease;

           (c) all costs (if any) relating to activities for the solicitation and execution of this or any other lease of space in the Building, including but not


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      limited to tenant allowances, space planning fees, legal fees for preparing leases and amendments to leases, rent payable with respect to any leasing office, advertising costs and real estate brokerage and leasing commissions;

           (d) salaries, and bonuses paid to executive personnel, officers and partners of Landlord;

           (e) all charges for depreciation;

           (f) fines or penalties incurred due to non-compliance as of the date hereof by Landlord or the Building or premises (other than those aspects of the Building or premises constructed by Tenant, and other than operations or activities of the Tenant at the premises) with any law, governmental rule or regulation or directive of any government authority; and

           (g) property management fees in excess of four percent (4%) of gross receipts.

           The costs of capital improvements shall be includable in the Expenses to the extent such costs are directly attributable to a reduction in Expenses and provided that the cost of such capital improvements shall be amortized by Landlord in accordance with the applicable provisions of the Internal Revenue Code and regulations promulgated in connection therewith. The costs of capital additions shall not be includable in the Expenses. As used herein, capital additions means expansion or addition to the Building.

           If the Building is not fully occupied during all or a portion of any year, then Landlord may elect to make an appropriate adjustment of the Expenses for such year utilizing generally accepted accounting principles to determine the amount of Expenses which would have been paid or incurred by Landlord had the Building been 95% occupied and the amounts so determined shall be the amount of Expenses attributable to such year.

      (iii) The term "Rent Adjustments" shall mean all amounts owed by Tenant as additional rent pursuant to this Section 4.

      (iv) The term "Rent Adjustment Deposit" shall mean an amount equal to Landlord's good faith estimate of Rent Adjustments due for any Calendar Year.

      (v) The term "Taxes" shall mean real estate taxes, assessments, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary, which may now or hereafter be assessed against the Project or any portion thereof in any calendar year even though real estate taxes shall be paid or payable in the year following that for which they are assessed. In case of special taxes or assessments which may be payable in installments, only the amount of each installment and interest paid thereon during a calendar year shall be included in Taxes for that



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year.  Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the operation of the Building and not imposed on tenant improvements in locations other than the premises. Taxes shall also include the Landlord's reasonable costs and expenses (including reasonable attorney's fees) in contesting or attempting to reduce any taxes. Taxes shall be reduced by any recovery or refund received of taxes previously paid by the Landlord, provided such refund relates to taxes paid by Tenant to Landlord. If the Building is not assessed as fully improved for any calendar year or part thereof, Landlord may make an adjustment to the amount of Taxes which would have been assessed if the Building had been assessed as fully improved, and the adjustment to the amount of Taxes for such calendar year to reflect the amount of Taxes which would have been assessed if the Building had been fully leased and occupied by tenants during such calendar year, and the amount of any such adjustment shall be included in the amount of Taxes for such calendar year.

     (vi) The term "Project" shall mean the Building and the land (the "Land") on which the Building is situated, and which is legally described on Exhibit "B".

     B. Tenant shall pay to the Landlord as additional rent the Tenant's Proportion of the amount by which the Expenses and Taxes, respectively, attributable to each calendar year of the Term exceed Tenant's Proportion of the respective Expenses Stop and the Tax Stop. The amount of taxes attributable to a year shall be the amount payable for such year, even though the taxes for such calendar year relate to the prior calendar year.

     C. Within one hundred twenty (120) days after the expiration of each calendar year, Landlord will furnish Tenant a statement ("Adjustment Statement") showing the following:

        (i) Expenses and Taxes for Calendar Year last ended and the amount of Expenses and Taxes payable by Tenant for such calendar year;

        (ii) The amount of Rent Adjustments due Landlord for the Calendar Year last ended, less credits for Rent Adjustment Deposits paid, if any; and

        (iii) The Rent Adjustment Deposit due in the current Calendar Year.

     D. Within thirty (30) days after Tenant's receipt of the Adjustment Statement, Tenant shall pay to Landlord:

        (i) The amount of Rent Adjustment shown on said statement to be due Landlord for the Calendar Year last ended; plus

        (ii) The amount, which when added to the Rent Adjustment Deposit theretofore paid in the current Calendar Year would provide that Landlord has then received such portion of the Rent Adjustment Deposit as would have theretofore been paid to Landlord had Tenant paid one twelfth (1/12th) of the Rent Adjustment Deposit for the current Calendar Year, to Landlord monthly on the first day of each month of such Calendar Year.


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     Commencing on the first day of the first month after Tenant's receipt of each Adjustment Statement, and on the first day of each month thereafter until Tenant receives a more current Adjustment Statement, Tenant shall pay to Landlord one-twelfth (1/12th) of the Rent Adjustment Deposit shown on said statement. During the last complete Calendar Year, Landlord may include in the Rent Adjustment Deposit its estimate of the Rent Adjustment which may not be finally determined until after the expiration of the Term.

     The Tenant's obligation to pay the Rent Adjustment shall survive the expiration of the Term.

     E. Tenant's payment of the Rent Adjustment Deposit for each Calendar year shall be credited against the Rent Adjustments for such Calendar Year. All Rent Adjustment Deposits may be commingled and no interest shall be paid to Tenant thereon. If the Rent Adjustment Deposit paid by Tenant for any Calendar Year exceeds the Rent Adjustments for such Calendar Year, then Landlord shall give a credit to Tenant in an amount equal to such excess against the Rent Adjustments due to the next succeeding Calendar Year, except that if any such excess relates to the last Calendar Year of the Term, then, provided that no default of Tenant exists hereunder, Landlord shall refund such excess to Tenant within thirty (3) days after determination of the amount of such excess in accordance with the provisions of this Lease.

     F. Tenant or its representative shall have the right to examine the Landlord's books and records with respect to the items in the Adjustment Statement during normal business hours at any time within ten (10) days following the furnishing by the Landlord to the Tenant of such Adjustment Statement. Unless the Tenant shall take written exception to any item within thirty (30) days after the furnishing of the foregoing statement, such statement shall be considered as final and accepted by the Tenant. Any amount due to Landlord as shown on any such statement, whether or not written exception is taken thereto, shall be paid by the Tenant within thirty (30) days after the Landlord shall have submitted the statement, without prejudice to any such written exception.

     G. If the Commencement Date is on any day other than the first day of January, or if the Termination Date is on any day other than the last day of December, any Rent Adjustments due landlord shall be prorated.

     5. Utilities. Tenant shall pay directly to the appropriate supplier, all costs of all natural gas, electricity, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the premises. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services, and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Tenant shall have the right to exercise Landlord's records with regard to such metered utilities and services. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of such service is changed or is no longer available or suitable for Tenant's requirements.


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     6. Condition of Premises.  The Tenant's taking possession of the premises shall be deemed to be Tenant's acceptance of the demised premises in the order and condition as then exists, except for latent defects and for a punch list of items to be completed or repaired, signed by Landlord and Tenant within twenty
(20) days of such possession. No promise of the Landlord to alter, remodel, decorate, clean or improve the demised premises or the Building and no representation respecting the condition of the demised premises or the Building have been made by the Landlord to the Tenant, unless the same is contained herein.

     7. Inability to Deliver Possession. If the Landlord shall be unable to give possession of the demised premises on the Commencement Date for any reason, the rent reserved and covenanted to be paid herein shall not commence until the demised premises are available for occupancy by Tenant. No such failure to give possession on the Commencement Date of the Term hereof shall subject Landlord to any liability for failure to give possession nor shall same affect the validity of this Lease or the obligation of the Tenant hereunder, nor shall the same be construed to extend the Term or Termination Date. At the option of Landlord to be exercised within thirty (30) days of the delayed delivery of possession to Tenant, the Lease shall be amended so that the Term shall be extended by the period of time possession is delayed. If the demised premises are ready for occupancy prior to the Commencement Date and Tenant occupies the premises prior to said date, Tenant shall pay proportionate Base Rent and Rent Adjustments. The demised premises shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the demised premises or any part thereof.

     8. Care and Maintenance. Subject to the provisions of Sections 13 and 14 hereof, Landlord shall keep and maintain the roof and structural members of the Building and the parking lot, sidewalk, landscaping and all other areas of the Building used or available for use by all tenants of the Building in good order and repair, except for loss by fire or other casualty. Tenant shall, at the Tenant's own expense, keep the demised premises in good order, condition and repair and shall pay for the repair of any damages caused by Tenant, its agents, employees or invitees. Tenant shall promptly arrange with Landlord, at Tenant's sole expense, for the repair of all damage to the premises and the replacement or repair of all damaged or broken glass (including signs thereon), fixtures and appurtenances (including hardware, heating, cooling, ventilating, electrical, plumbing and other mechanical facilities in the premises and which service the premises), with materials equal in quality and class to the original materials damaged or broken, with any reasonable period of time specified by Landlord, all repairs and replacements to be made under the supervision and with the prior written approval of Landlord, using contractors or persons reasonably acceptable to Landlord. If Tenant does not promptly make such arrangements, Landlord may, but need not, make such repairs and replacements and one hundred ten percent (110%) of Landlord's cost for such repairs and replacements shall be deemed Additional Rent reserved under this Lease due and payable forthwith. Tenant shall obtain and maintain, at its sole expense, a maintenance contract (in form and with a contractor reasonably acceptable to Landlord providing for inspection and necessary repairs of the heating, ventilating and air conditioning systems at least once each calendar quarter.


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     9.  Alterations.  The Tenant shall not do any painting or decorating, or erect any partitions, make any alterations in or additions to the demised premises or do any nailing, boring, or screwing into the ceilings, walls or floors, without the Landlord's prior written consent in each and every instance. Notwithstanding the foregoing, Tenant may install and operate in and about the Premises such trade fixtures, equipment, machinery and appliances as it shall consider necessary or desirable for the conduct of its business, without Landlord's consent, and shall retain ownership of and shall have the right to remove from the premises any such trade fixtures upon expiration or termination of this Lease, provided Tenant is not in default under the Lease and Tenant restores or repairs any damage to the premises resulting from such removal. Notwithstanding anything contained in this paragraph 9, Landlord's consent shall not be unreasonably withheld with respect to non-structural alterations with a cost of $15,000.00 or less. Unless otherwise agreed by Landlord and Tenant in writing, all such work shall be performed either by or under the direction of Landlord, but at the sole cost of Tenant. The Landlord's decision to refuse such consent shall be conclusive. If the Landlord consents to such alterations or additions before commencement of the work or delivery of any materials into the demised premises or into the Building, the Tenant shall furnish the Landlord for approval: (a) Plans and specifications; (b) Names and addresses of contractors; (c) Copies of contracts; (d) Necessary permits; and (e) Indemnification and insurance in form and amount satisfactory to Landlord from all contractors performing labor or furnishing materials, insuring against any and all claims, costs, damages, liabilities and expenses which may arise in connection with the alterations or additions.

         In the event Landlord permits the alterations or additions to be completed by Tenant's contractor, Landlord reserves the right to require that Tenant shall terminate its contract with any such contractor in the event said contractor shall be engaged in a labor dispute which disrupts said contractor's work. Landlord shall also have the right to order any contractor of Tenant who violates any of Landlord's requirements or standards of work to cease work and to remove himself, his equipment, and his employees from the Building.

         Landlord or the managing agent of the Building shall be entitled to charge a fee of 12% of the cost of the work for supervision and coordination of all such alterations. Tenant agrees that its contractors shall not conduct their work in such a manner so as to interfere with or cause any interruption of either: (a) Landlord's construction; (b) Another tenant's occupancy or construction; or (c) other phases of Landlord's operation of the Building.

         Whether the Tenant furnishes the Landlord the foregoing or not, the Tenant hereby agrees to indemnify and hold the Landlord, its beneficiaries, partners, and their respective agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Unless caused by the negligence or willful misconduct of Landlord or its agents, employees or invitees. Upon completing any alterations or additions, the Tenant shall furnish the Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All alterations and additions shall comply with all insurance requirements and with all ordinances and regulations of any pertinent governmental authority. All alterations


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and additions shall be constructed in a good and workmanlike manner and only good grades of materials shall be used.

         All additions, decorations, fixtures, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the demised premises, whether placed there by the Tenant or by the Landlord, shall, unless the Landlord requests their removal, become the Landlord's property and shall remain upon the demised premises at the termination of this Lease, by lapse of time or otherwise, without compensation or allowance or credit to the Tenant. Landlord may, at its sole option, request Tenant at the time of giving its consent to any additions, decorations, fixtures, hardware, non-trade fixtures and all improvements, at Tenant's sole cost, to remove same, and if at the end of the Lease term the Tenant does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements, the Landlord may remove the same, and the Tenant shall pay the cost of such removal to the Landlord upon demand.

     10. Access to Premises. The Tenant shall permit the Landlord, its agents and designees upon reasonable prior written notice, except in case of emergency, to erect, use, and maintain pipes, ducts, wiring, and conduits in and through the demised premises and to have free access to the premises and any part thereof in the event of an emergency. Landlord shall conduct such work in a manner not to interfere unreasonably with Tenant's business at the Premises. Landlord or Landlord's agents shall have the right to enter upon the premises, to inspect the same and to make such decorations, repairs, alterations, improvements, or additions to the premises or the Building as the Landlord may deem necessary or desirable upon 24 hours' notice (except in case of emergency), and the Landlord shall be allowed to take all material into and upon said demised premises that may be required thereof without the same constituting an eviction of the Tenant in whole or in part, and the rent reserved shall in no way abate (except as provided in Section 13) while said decorations, repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of the Tenant, or otherwise. If the Tenant shall not be personally present to open and permit an entry into said demised premises, at any time, when for any reason an entry therein shall be necessary or permissible, the Landlord or Landlord's agents may enter the same by a master key, without rending the Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon the Landlord any obligations, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, in the exercise of any rights herein provided.

     11. Insurance. Tenant shall carry insurance during the entire Term hereof insuring Tenant, but initially Tenant shall maintain the following coverages in the following amounts:

         A. Comprehensive public liability insurance, including the broad or extended liability endorsement, during the entire term hereof with terms and in companies satisfactory to Landlord to afford protection to the limits of not less than $2,000,000 for combined single limit personal injury and property damage liability per occurrence. And insuring as additional insureds, Landlord, any beneficiary of Landlord, the managing agent for the Project and their respective agents, partners and employees, as their interests may appear, with terms, coverages




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and in companies satisfactory to Landlord, and with such increases in limits as
Landlord may from time to time request.

         B. Insurance against fire, sprinkler leakage, vandalism, and the extended coverage perils for the full insurable value of all contents of Tenant within the premises, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the premises and business interruption insurance.

         C. Tenant shall, prior to the commencement of the Term and during the Term thirty (30) days' prior to the expiration of the policies of insurance, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or canceled without at least thirty (30) days' prior written notice to Landlord and Tenant.

     12. Subrogation. Landlord and Tenant agree to have all fire and extended coverage and material damage insurance which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party or any of the parties named in
Section 11 above. Without limiting any release or waiver of liability or recovery contained in any other Section of this Lease but rather in confirmation and furtherance thereof, Landlord and any beneficiaries of Landlord waive all claims for recovery from Tenant, and Tenant waives all claims for recovery from Landlord, any beneficiaries of Landlord and the managing agent for the Project and their respective agents, partners and employees, for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance policies.

     13. Untenantability. If the demised premises or in excess of thirty percent (30%) of the Building are made untenantable by fire or other casualty, Landlord may elect:

         A. To terminate this Lease as of the date of the fire or casualty by notice to Tenant within sixty (60) days after that date; or

         B. Proceed with all due diligence to repair, restore, or rehabilitate the Building or the demised premises (excluding leasehold improvements paid for by Tenant) at Landlord's expenses and complete such repair, restoration or rehabilitation within one hundred twenty (120) days of the date of the casualty, in which latter event this Lease shall not terminate. [Text missing] period, tenant shall have the right to terminate this lease by giving written notice to Landlord, provided, however, that if Landlord substantially completes such repairs within thirty (30) days of Tenant's notice, Tenant's notice shall become null and void and the Lease shall remain in full force and effect. The time within which Landlord shall complete such repair, rebuilding or rehabilitation shall be extended by reason of strikes, acts of God, unavailability of materials and such other matters beyond the reasonable control of Landlord.

         In the event the Lease is not terminated pursuant to these provisions, Base Rent shall abate only with respect to the portion of the demised premises rendered untenantable on a per diem basis during the period of untenantability. In the event of the termination of this Lease pursuant to this section, Base Rent shall be apportioned on a per diem basis and paid to the date




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of the fire or other casualty.  If less than thirty percent (30%) of the
Building or the demised premises are made untenantable as aforesaid during the last year of the Term hereof, Landlord shall have the right to terminate this Lease as of the date of the fire or other casualty by giving written notice thereof to Tenant within sixty (60) days after the date of fire or other casualty, in which event the Base Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.

     14. Eminent Domain.

         A. If a portion of the Building or the demised premises shall be lawfully taken or condemned for any public or quasi-public use of purpose or conveyed under threat of such condemnation, and as a result thereof the premises cannot be used for the same purpose and with the same utility as before such taking or conveyance, the terms of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority and without apportionment of the award. Tenant hereby assigns to the Landlord, Tenant's interest in such award, if any. Nothing contained in this paragraph 14 shall prohibit Tenant from maintaining a separate cause of action against the condemning authority for loss of personal property or relocation expenses, provided that such action does not adversely affect Landlord's recovery against such condemning authority. Current rent shall be apportioned as of the date of such termination. If any part of the Building shall be so taken or condemned, or if the grade of any street or alley adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to demolish, substantially remodel, or restore the Building, the Landlord shall have the right to cancel this Lease upon not less than ninety
(90) days prior notice to the date of cancellation designed in the notice.

         B. If a portion of the premises shall be lawfully taken or condemned or conveyed under threat of condemnation but thereafter the premises can be used by Tenant for the same purpose and with substantially the same utility, this Lease shall not be terminated at Tenant's option and Landlord shall repair the premises, and the Lease shall be amended to reduce the Tenant's Proportion and Base Rent in the proportion of the amount taken. No money or other consideration shall be payable by the Landlord to the Tenant for any right of cancellation or temporary taking, and the Tenant shall have no right to share in any condemnation award or in any judgement for damages caused by a change of grade.

     15. Waiver of Claims and Indemnity. To the extent permitted by law, and to the extent not caused by the negligence or willful misconduct of Landlord, its invitees, employees or agents, the Tenant releases the Landlord, its beneficiaries, and their respective agents, employees, mortgagees, and partners (all of said parties are, for the purposes of this Section 14, collectively referred to as "indemnitees") from, and waives all claims for, damage to person or property sustained by the Tenant its employees, agents, invitees and customers or premises resulting from the Building or premises or any part of either or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the Building, or resulting directly or indirectly, from any act or neglect of any tenant or occupant of the Building or of any other person, including the indemnitees. This Section 15 shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators,




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sprinkling devices, air-conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of other tenants, occupants or servants on the Building or of any other person, and whether such damage be caused or result from any thing or circumstance above-mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature, except if caused by Landlord's negligence or willful misconduct. If any such damage, whether to the demised premises or to the Building or any part thereof, or whether to the Landlord or to other tenants in the Building, results from any negligent or willful act of the Tenant, its employees, agents, invitees and customers, the Tenant shall be liable therefor and the Landlord may, at the Landlord's option, repair such damage and the Tenant shall, upon demand by the Landlord, reimburse the Landlord forthwith for the total cost of such repairs. The Tenant shall not be liable for any damage caused by its act or neglect if the Landlord or a Tenant has recovered the full amount of the damage from insurance and the insurance company has waived its right of subrogation against the Tenant. All property belonging to the Tenant or any occupant of the premises that is in the Building or the premises shall be there at the risk of the Tenant or other person only, and the Landlord shall not be liable for damage thereto or theft or misappropriation thereof.

         To the extent permitted by law, Tenant agrees to indemnify and save the indemnitees harmless against any and all claims, demands, costs and expenses, including reasonable attorney's fees for the defense thereof, arising from Tenant's occupation of the demised premises or from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any act or negligence of Tenant. In case of any action or proceeding brought against any indemnitees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.

     16. Assignment/Subletting.

         A. Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld: (i) assign, transfer, hypothecate, mortgage, encumber, or convey or subject to or permit to exist upon or be subjected to any lien or charge this Lease or any interest under it; (ii) allow any transfer of, or any lien upon, Tenant's interest in this Lease by operation of law; (iii) sublet the demised premises in whole or in part; or (iv) allow the use or occupancy of any portion of the premises for a use other than the Use or by anyone other than Tenant or Tenant's employees.

         Notwithstanding the foregoing, Landlord shall exercise reason in the consideration of the granting or denying of consent to a sublease or assignment. Landlord may take into consideration the business reputation and credit worthiness of the proposed subtenant or assignee; any alteration of the premises; the intended use of the premises by the proposed subtenant or assignee; the estimated pedestrian and vehicular traffic in the premises and to the Building which would be generated by the proposed subtenant or assignee and any other factors which Landlord shall deem relevant. Provided further, that it shall not be deemed unreasonable for Landlord to refuse consent to a sublease or assignment to any subtenant or assignee which is a governmental agency, to a present tenant in the Building, or to an entity with whom Landlord or its agents has discussed tenancy within the Building.

         B. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from liability for the performance of all covenants and obligations to be performed by Tenant under this lease, and Tenant shall remain liable therefor, nor shall the collection or acceptance of Rent from any assignee, subtenant or occupant constitute a waiver or release of Tenant from any of its obligations or liabilities under this Lease. Any consent given pursuant to this Section 16 shall not be construed as relieving Tenant from the obligation of obtaining Landlord's prior written consent to any subsequent assignment or subletting.

     17. Subordination. Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage (both sometimes hereinafter referred to as "Mortgage") against the Building or any interest therein, including a ground lease thereof ("Ground Lease") and sell and leaseback the underlying land.
This Lease and the rights of Tenant hereunder shall be and are hereby made expressly subject and subordinate at all times to any ground lease of the land or the Building, or both, now or hereafter existing and all amendments, renewals and modifications thereto and extensions thereof, and to the lien of any Mortgage now or hereafter encumbering any portion of the Building, and to all advances made or hereafter to be made upon the security thereof; provided, however, Tenant's right to possession during this Lease term shall not be disturbed provided Tenant pays all rent and performs all obligations imposed hereunder and is not in default under this Lease. Tenant agrees to execute and deliver such ground lease instruments reasonably acceptable to Tenant subordinating this Lease to any such ground lease and to the lien of any such Mortgage, as may be requested in writing by Landlord from time to time. Notwithstanding anything to the contrary contained herein, any mortgagee under a Mortgage may, by notice in writing to the Tenant, subordinate its Mortgage to this lease.

     Tenant agrees to give the holder of any Mortgage, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such Mortgagees and containing a request therefor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then if said Mortgagees notify Tenant in writing that Mortgagees elect to cure such default said Mortgagees shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure). Such period of time shall be extended by any period within which such Mortgagee is prevented from commencing or pursuing such foreclosure proceedings by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for said mortgagee to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the rent or shorten the term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be cancelled or surrendered, without the prior written consent, in each instance, of the ground lessor or the mortgagee.

     18. Certain Rights Reserved to the Landlord. The Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

         A. To change the name or street address of the Building upon thirty
(30) days prior written notice to Tenant;

         B. To install and maintain a sign or signs on the interior or exterior of the Building;

         C. To decorate, remodel, repair, alter or otherwise prepare the demised premises for reoccupancy if Tenant vacates the demised premises prior to the expiration of the Term;

         D. To retain at all times pass keys to the demised premises;

         E. To exhibit the demised premises to others and to display "For Rent" signs on the demised premises during the last three months of the Term;

         F. To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the premises or to the Building and to close or temporarily suspend, as may be necessary or desirable for the safety, protection or preservation of the premises or the Building or the Landlord's interests or the interest of other tenants, or as may be necessary or desirable in the operation of the Building;

         G. To establish and enforce such rules and regulations as Landlord deems reasonably necessary for the operation of the Building.

         H. To enter upon the demised premises upon no less than 24 hours prior notice, except in cases of emergency and exercise any or all rights herein reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant and without abatement of rent and without affecting any of the tenant's obligations hereunder.

         I. To sell, assign or transfer this Lease, in which event this Lease shall remain in full force and effect, subject to the performance by Tenant of all the terms, covenants and conditions on its part to be performed. In the event that the assignee or transferee agrees to perform all the terms, covenants and conditions of Landlord pursuant to this Lease which are to be performed by Landlord from and after the effective date of such sale, assignment or transfer of this Lease (as the case may be), then, upon any such sale, assignment, or transfer other than merely as security, Tenant agrees to look solely to the assignee or transferee with respect to all matters in connection with this Lease and the transferor Landlord shall be released from any further obligations hereunder.

     19. Holding Over. If the Tenant retains possession of the demised premises or any part thereof after the termination of the Term or any extension thereof, by lapse of time and otherwise, the Tenant shall pay the Landlord monthly rent, at 1.50 x the rate payable for the month immediately preceding said holding over (including increases for Rent Adjustment which Landlord may reasonably estimate), computed on a per-month basis, for each month or part thereof (without reduction for any such partial month) that the Tenant remains in possession, and in addition thereto, Tenant shall pay the Landlord all direct damages. The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other right hereunder in accordance with local laws and applicable judicial procedures. Any such extension or renewal shall be subject to all other terms and conditions herein contained.

     20. Landlord's Remedies.

         A. Each of the following shall constitute a breach of this Lease by
Tenant: (i) Tenant fails to pay when due any installment or other payment of Rent including without limitation Base Rent, Rent Adjustment Deposits or Rent Adjustments and such failure continues for five (5) days after written notice thereof to Tenant; (ii) Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease to be observed or performed by Tenant and fails to cure such default within thirty (30) days after written notice thereof to Tenant unless such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days, Tenant has commenced and is diligently pursuing remedies to cure such default, provided that in no event shall the time to cure such default exceeds sixty (60) days; (iii) the interest of Tenant in this Lease is levied upon under execution or other legal process; (iv) a petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Act, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant's debts, or any petition is filed or other action taken by an unrelated third party to reorganize or modify Tenant's debts, or any petition is filed or other action taken to reorganize or modify Tenant's capital structure or upon the dissolution of Tenant; [missing text] ninety (90) days after such filing; (v) Tenant is declared insolvent by law or any assignment of Tenant's property is made for the benefit of creditors; a receiver is appointed for Tenant or Tenant's property;
(vi) Tenant abandons the premises without the payment of Rent; or (vii) Tenant shall repeatedly default in the timely payment of Rent or any other charges required to be paid, or shall repeatedly default in keeping, observing or performing any other covenant, agreement, condition or provision of this Lease, whether or not Tenant shall timely cure any such payment or other default.

            For the purposes of the foregoing, "repeated default" means the occurrence of similar defaults three times in any twelve month period.

         B. In the event of any breach of this Lease by Tenant, Landlord at its option, without notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, at law or in equity:

         (i) Terminate this Lease and Tenant's right of possession of the premises, and recover all damages to which Landlord is entitled under law, specifically including, without limitation, all Landlord's reasonable expenses of reletting (including repairs, alterations, improvements, additions, decorations, reasonable legal fees and brokerage commissions); or

         (ii) Terminate Tenant's right of possession of the premises without terminating this Lease, in which event Landlord may, but shall use reasonable efforts to, relet the premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are reasonably acceptable to Landlord. As used herein, reasonable efforts to relet shall be satisfied by the employment of a qualified real estate brokerage firm to relet the premises.

         For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the premises to the extent reasonably necessary. If Landlord despite reasonable efforts fails to relet the premises or if the premises are relet and a sufficient sum not be realized therefrom after payment of all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions) to satisfy the payment when due of rent reserved under this Lease for each such monthly period, or if the premises have been relet, Tenant shall pay any such deficiency monthly. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgement in favor of Landlord. In the event Landlord elects, pursuant to this Subsection B of
Section 20, to terminate Tenant's right of possession only without terminating this Lease, Landlord may, at Landlord's option, enter into the premises in accordance with local laws and applicable judicial procedures, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof, as provided in Section 21 hereof; provided, such action shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the rent reserved hereunder the Term or from any other obligation of Tenant under this Lease. Any and all property which may be removed from the premises by the Landlord pursuant to the authority of the Lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation, or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not retaken from storage by the Tenant within thirty (30) days after the end of the Term, however terminated, shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant. Any default by Tenant of any term or condition hereof other than the payment of sums due hereunder may be restrained or enforced by injunction.

         C. Tenant shall pay upon demand all costs and expenses, including reasonable attorneys' fees incurred by Landlord in enforcing the observance and performance by Tenant of all covenants, conditions, and provisions of this Lease to be observed and performed by Tenant or resulting from Tenant's default under this Lease.

         D. If the term of any lease, other than this Lease, made by the Tenant for any demised premises in the Building shall be terminated or terminable after the making of this Lease because of any default by the Tenant under such other lease, such fact shall empower the Landlord at the Landlord's sole opinion to terminate this Lease by written notice to the Tenant.

     21. Surrender of Possession. Upon the expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the premises, broom clean, in good order and condition, ordinary wear excepted, surrender all keys to the premises to Landlord, and Tenant shall remove all of its property except as otherwise specifically provided herein. If the Tenant does not remove its property of every kind and description from the demised premises prior to the end of the Term, however ended, at Landlord's option, the Tenant shall conclusively presumed to have conveyed the same to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant and the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord upon demand. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

     22. Estoppel Certificate. Each party shall at any time and from time to time upon not less than ten (10) days prior written request from the other party execute, acknowledge and deliver to the other party, in form reasonably satisfactory to the other party and/or mortgagee, a written statement certifying (if true) that such party has accepted the premises, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that the other party is not in default hereunder, the date to which the rental and other charges have been paid in advance, if any, and such other accurate certification as may reasonably be requested by the other party or Landlord's mortgagee, and agreeing to give copies to any mortgagee of Landlord of all notices by Tenant to Landlord. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee of the premises and their respective successors and assigns.

     23. Covenant Against Liens. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Building and any liens and encumbrances created by Tenant shall attach to Tenant's interest only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Land, Building or the premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the premises, and in case of any such lien attaching, Tenant shall have the right to contest in good faith and with reasonable diligence the validity of any such lien, and on final determination of the lien, Tenant covenants and agrees immediately to cause it to be released and removed of record. In the event that Tenant consents to any lien or claim for lien, Tenant shall deliver to Landlord a bond or other security in form, content and amount reasonably satisfactory to Landlord within twenty (20) days after the filing of such lien or claim for lien. If Tenant fails to have such lien or claim for lien released, Landlord may pay or discharge the same and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord together with any fees or expenses incurred by Landlord in connection therewith.

     24. Security Deposit. As additional security for the faithful and prompt performance of its obligation hereunder, Tenant has concurrently with the execution of this Lease paid the Security Deposit described in Section 1 hereof. Said Security Deposit need not be segregated and may be applied by Landlord for the purpose of curing any default or defaults of Tenant hereunder, in which event Tenant shall replenish said deposit in full by promptly paying to Landlord on demand the amount so applied. Landlord shall not pay any interest on said deposit, except as may be required by law. If Tenant has not defaulted hereunder and Landlord has not applied said deposit to cure a default, or Landlord has applied said deposit to cure a default and Tenant has replenished the same, then said deposit, or such remaining portion thereof, shall be paid to Tenant after the termination of this Lease. Said deposit shall not be deemed an advance payment of Rent or measure of Landlord's damages for any default hereunder by Tenant.

     25. Miscellaneous.

         A. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of rent due shall be deemed to be other than a payment on account of the amount due and no endorsement or statement on any check or any letter accompanying any check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgement for possession of the demised premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

         B. No waiver of any default of the Tenant hereunder shall be implied from any omission by the Landlord to take any action on account of such default, and if such default be repeated, no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

         C. The words "Landlord" and "Tenant" wherever used in the Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. The term "Tenant" shall include the Tenant's agents, employees, contractors, officers, invitees, successors and others using the demised premises with the expressed or implied permission of Tenant.

         D. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives, successors and assigns in the event this Lease has been assigned with the express written consent of the Landlord; provided, however, this provision shall not be construed to permit any assignment or subletting by tenant.

         E. All amounts (unless otherwise provided herein, and other than the Base Rent and Rent Adjustment, which shall be due as hereinbefore provided) owed by the Tenant to the Landlord hereunder shall be deemed Additional Rent and be paid within ten (10) days from the date the Landlord renders statements of account therefor. All such amounts (including Base Rent and Rent Adjustment) shall bear interest from the date due until the date paid at the rate of two percent (2%) above the prime rate of interest published by The First National Bank of Chicago on the date that any payment is due, or at the maximum legal rate of interest allowed by law, if such maximum legal rate is applicable and lower. Whenever rent is referred to in this Lease, it shall include Base Rent Adjustment and Additional Rent. In addition to the foregoing, Tenant shall pay Landlord as a late charge the sum of $250.00 for each installment of base rent which is received after the fifth (5th) day of any month of the Term.

         F. All riders and exhibits attached to this Lease and referred to herein are hereby made a part of this Lease as though inserted in this lease.

         G. The headings of sections are for convenience only and do not limit or construe the contents of the sections.

         H. If the Tenant shall occupy the premises prior to the beginning of the term of this Lease with the Landlord's consent, all the provisions of this Lease shall be in full force and effect as soon as the Tenant occupies the premises.

         I. The Tenant represents that the Tenant has dealt directly with and only with Agent and the Broker listed in Section 1 hereof, if any, as broker in connection with this Lease and that insofar as the Tenant knows no other broker negotiated this Lease or is entitled to any commission in connection therewith. Each party indemnifies and holds the other party, its respective beneficiaries, Owner and Owner's partners and their respective agents and employees harmless from all claims of any other broker or brokers in connection with this Lease.

         J. The Landlord's or Owner's title is and always shall be paramount to the title of the Tenant, and nothing herein contained shall empower the Tenant to do any act which can, shall or may encumber such title.

         K. The laws of the State of Illinois shall govern the validity, performance, and enforcement of this Lease.

         L. If any term, covenant or condition of this Lease or application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         M. Tenant warrants and represents that is has full power and authority to execute this Lease. In the event Tenant is a general partnership or consists of two or more individuals, all present and future partners or individuals, as applicable, shall be jointly and severally liable hereunder.

         N. Landlord has no obligation pursuant to this lease except as expressly provided for herein. Landlord's liability hereunder shall cease upon the transfer of Landlord's interest in this Lease.

         O. This Lease sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the demised premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written between them other than herein set forth, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

         P. Notices hereunder shall be in writing and shall be deemed given when received if:

         (i) Served by Landlord upon Tenant by leaving a notice at the premises or forwarding through certified or registered mail, postage prepaid, to Tenant at the premises.

         (ii) Served by Tenant upon Landlord when addressed to Landlord and served by forwarding through certified or registered mail, postage prepaid to Landlord's agent at the address set forth in Section 1 with a copy to William Biederman, Biederman & O'Keefe Ltd., 30 N. LaSalle Street, Suite 1426, Chicago, Illinois, 60602.

         The address to which any notice shall be given, made or spent to either party may be changed by written notice given by such party as above provided.

         Q. This Lease does not grant any rights to light or air over about the real property of Landlord. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Building, all rights to and the land and improvements below the improved floor level of the Building, to the improvements and air rights above the Building and to the improvements and air rights located outside the demising walls of the Building and to such areas within the Building required for installation of utility lines and other installations required to serve any occupants of the Building and to maintain and repair same, and no rights with respect thereto are conferred upon Tenant, unless otherwise specifically provided herein. Notwithstanding the foregoing, Tenant shall have the non-exclusive right, in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use such portions of the Project which are not leased, or held for lease ("Common Area") of common benefit to the tenants and occupants of the Project as Landlord deems appropriate, subject to such reasonable regulations as Landlord may from time to time impose.

     26. Quite Enjoyment. Subject to the provisions of this Lease, Landlord covenants that Tenant, on paying the rent and performing the covenants of this Lease on its part to be performed, shall and may peaceably have, hold, and enjoy the premises for the Term.

     27. Exculpation Clause. This Lease is executed by BOULEVARD BANK, N.A., not personally, but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as Trustee, and under the express direction of the beneficiaries of the said Trust. It is expressly understood and agreed that nothing herein shall be construed as creating any liability whatsoever against said Trustee personally, and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve, or sequester any property of said Trust, and that all personal liability of said Trustee of every sort, if any, is hereby expressly waived by said Tenant, and by every person now or hereafter claiming any right or security hereunder, and that so far as the said Trustee is concerned, the owner of any indebtedness or liability accruing hereunder, shall look solely to the assets of said Trust and the proceeds thereof for the payment thereof.

     It is further understood and agreed that said Trustee merely holds the naked title to the Property herein described and has no control over and under this Lease and assumes no responsibility for: (A) Management or control of the Property; (B) The upkeep, inspection, maintenance or repair of the Property;
(C) The collection of rents or the rental of the Property; and (D) The conduct of any business which is carried on upon the Property.

     IN WITNESS WHEREOF, this Instrument has been duly executed by the parties hereto, as of the day and year first above written.

LANDLORD:                         BOULEVARD BANK, N.A., not personally, but
                                  solely as Trustee U/T/A dated August 14, 1986
                                  and known as Trust No. 8314

ATTEST:


                                  By: [illegible]
-------------------------------       ------------------------------------------
                                      Its:  Beneficiary of Trust 8314


TENANT:                           GRIFFITH MICRO SCIENCE, INC.

ATTEST:

[illegible]                       By:
-------------------------------      -------------------------------------------

                        RIDER TO INDUSTRIAL SPACE LEASE

     This Rider dated January _____, 1996, by and between Boulevard Bank, N.A., not personally but solely as Trustee under a certain Trust Agreement dated April 14, 1986 and known as Trust Number 8364 ("Landlord") and Griffith Micro Science, Inc. ("Tenant").

     1. Assignment/Subletting. Notwithstanding anything contained in Section 16 of the Lease, Tenant, without Landlord's consent, may assign this Lease or sublet the premises, or any portion thereof, to its patient, any of its subsidiaries or to any other entity affiliated with Tenant or its parent, or to a corporation or other entity resulting from any reorganization or merger to which Tenant, its parent or any of its subsidiaries or affiliates is a party. In the event that Tenant assigns this Lease pursuant to the terms herein, Tenant shall be released from all of its covenants and obligations arising under this Lease, without the further act or agreement by Landlord, if the assignee has a net worth of at least $1,000,000.00 at the time of such assignment as confirmed by an independent certified public accountant based on current financial statements and such assignee accepts and assumes all of the Tenant's obligation under this Lease.

     2. Right to Extend. Tenant is hereby granted the right to extend this Lease for a term of five (5) years commencing March 1, 2001 and terminating February 28, 2006 (the "Extended Term") subject to the following conditions:
(a) Tenant serves written notice on Landlord of its intent to extend the term not less than two hundred ten (210) days prior to the expiration of the original term (the "Extension Notice"); (b) Tenant is not in default under the Lease either at the time it serves the said notice or at the commencement of the Extended Term; (c) the base rental payable by Tenant during the Extended Term shall be the "prevailing market rental rate" as hereinafter defined and
(d) during the Extended Term, all terms and conditions of the Lease shall remain in effect and unchanged except for the Base Rental pursuant to this Section. As used herein, the "prevailing market rental rate" shall mean and refer to the rent at which Landlord is then marketing space in the Building, comparable to the premises. If there is no comparable space being marketed in the Building, Landlord and Tenant shall attempt to agree upon the prevailing market rental rate within thirty (30) days of the date of receipt by Landlord of the Extension Notice. If Landlord and Tenant are unable to agree upon the prevailing market rate within said thirty (30) day period, Landlord and Tenant shall each select a real estate broker or appraiser or other qualified person experienced in determining market rental rates. The brokers or appraisers shall make their determination in writing within forty-five (45) days of the date of the receipt by Landlord of the Extension Notice. If the valuations determined by the said brokers or appraisers are within ten (10%) percent of one another, the average of the two valuations shall be the prevailing market rental rate and as such, shall be the Base Rent payable of Tenant during the Extended Term. If the valuations are not within ten (10%) percent of one another, the two brokers or appraisers shall select a third qualified person. The third qualified person shall make his or her determination in writing within thirty (30) days of his or her selection. In such event, the prevailing market rate (and the Base Rental payable by Tenant during the Extended Term) shall be defined as the average of the two closest (in terms of dollars) of the three valuations. Each party shall be responsible for paying for its own valuation pursuant to this section; provided, however, that the cost of the third appraiser or broker shall be shared equally by Landlord and Tenant. Notwithstanding anything contained herein, in no event shall the prevailing market rental rate be less than the annual base rental payable by Tenant during the final twelve (12) months.

     3. Leasehold Improvements. Landlord shall use all reasonable efforts substantially to complete within thirty (30) days of the date hereof the leasehold improvements for which it is responsible (the "Leasehold Improvements"). The Leasehold Improvements shall consist of the matters set forth on Exhibit "B" attached hereto and made a part hereof by this reference.

     Notwithstanding anything herein contained, if, for any reason, the Leasehold Improvements are not substantially completed on or before March 1, 1996, the Tenant's obligation to pay rent shall not commence until the day after the date of substantial completion of the Leasehold Improvements; provided, however, that if Leasehold Improvements are not substantially completed as a consequence of the acts or omissions of Tenant, Tenant shall be obligated to pay Rent commencing on March 1, 1996. If the Landlord's Leasehold Improvements are not substantially completed on or before March 1, 1996 and such is not the result of the acts or omissions of Tenant, the Term shall be extended by the number of days from March 1, 1996 to the date on which the Leasehold Improvements are substantially completed.

     If the Leasehold Improvements are not substantially completed by April 1, 1996 and such is not in consequence of the acts or omissions of Tenant, Tenant shall have the right to terminate this Lease, without payment or penalty, by serving written notice to Landlord on or before April 15, 1996.

     4. Hazardous Materials.

        (a) Tenant agrees that Tenant, its agents contractors, licensees or invitees shall not handle, manufacture, store or dispose of any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives (collectively 'Hazardous Materials") on, under, or about the premises, without Landlord's prior written consent (which consent shall not be unreasonably withheld as long as Tenant demonstrates and documents to Landlord's reasonable satisfaction (1) that such Hazardous Materials (A) are necessary or useful to Tenant's business; and (B) will be used, kept in or about the premises; and (2) that Tenant will give all required notices concerning the presence in or on the premises or the release of such Hazardous Materials from the Premises) provided that tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner of copies, paints, paint remover, and the like) and provided further that Tenant shall handle, store, use and dispose of any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the premises or the environment.

        (b) Tenant further agrees that Tenant will not permit any substance suspected of causing cancer or reproductive toxicity to come into contact with groundwater under the premises. Any such substance coming into contact with groundwater shall be considered a Hazardous Materials for purposes of this Section.

         (c) (1) Notwithstanding the provisions hereinabove, Tenant may handle, store, and use Hazardous Materials, limited to the types, amounts, and use identified in the Hazardous Materials Exhibit attached hereto as Exhibit "C". If no Hazardous Materials Exhibit is attached to this Lease, then this paragraph
(C) shall be of no force and effect. Tenant hereby certifies to Landlord that the information provided by Tenant pursuant to this paragraph is true, correct, and complete. Tenant covenants to comply with the use restrictions shown on the attached Hazardous Materials Exhibit. Tenant's business and operations, and more especially its handling, storage, use and disposal of Hazardous Materials shall at all times comply with all applicable laws pertaining to Hazardous Materials. Tenant shall secure and abide by all permits necessary for Tenant's operations on the premises. Tenant shall give or post all notices required by all applicable laws pertaining to Hazardous Materials. If Tenant shall at any time fail to comply with this paragraph, Tenant shall immediately notify Landlord in writing of such noncompliance.

              (2) Tenant shall provide Landlord with copies of any Material Safety Data Sheets (as required by Occupational Safety and Health Act) relating to any Hazardous Materials to be used, kept, or stored at or on the premises, at least thirty (30) days prior to the first use, placement, or storage of such Hazardous Material on the premises. Landlord shall have ten (10) days following delivery of such Material Safety Data Sheets to approve or forbid, in the reasonable exercise of its discretion subject to the limitation contained in Paragraph (C) above, such use, placement, or storage of a Hazardous Material on the premises.

              (3) Tenant shall not store any hazardous waste on the premises for more than 90 days; "hazardous waste" having the meaning given it by the Resource Conservation and Recovery Act of 1976, as amended. Tenant shall not install any underground or above ground storage tanks on the premises. Tenant shall not dispose of any Hazardous Material in the premises without the prior written consent of Landlord.

              (4) Any increase in the premiums for necessary insurance on the Building which arises from Tenant's use or storage of Hazardous Materials shall be solely at Tenant's expense. Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any Federal, State or local governmental agency with jurisdiction.

         (d) If Landlord, in its sole discretion, believes that the premises or the environment have become contaminated with Hazardous Materials that must be removed under the laws of the state where the premises is located, in breach of the provisions of this Lease, Landlord, in addition to its other rights under this Lease, may enter upon the premises and obtain samples from the premises, including without limitation the soil and groundwater under the premises, for the purposes of analyzing the same to determine whether and to what extent the premises or the environment have become so contaminated. Tenant shall reimburse Landlord for the costs of any inspection, sampling and analysis that discloses contamination for which Tenant is liable under the terms of this Lease. Tenant may not perform any sampling, testing, or drilling to locate any Hazardous Materials on the premises without Landlord's prior written consent.

         (e) Without limiting the above, Tenant shall reimburse, defend, indemnify and hold Landlord harmless from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation, loss of rental income, loss due to business interruption, and attorneys fees and costs, arising out of or in any way connected with the use, manufacture, storage, or disposal of Hazardous Materials by Tenant, its agents or contractors on, under or about the premises including, without limitation, the costs of any required or necessary investigation, repair, cleanup, or detoxification and the preparation of any closure or other required plans in connection therewith, whether voluntary or compelled by governmental authority. The indemnity obligations of Tenant herein contained shall survive any termination of this Lease. At Landlord's option, Tenant shall perform any required or necessary investigation, repair, cleanup or detoxification of the premises. In such case, Landlord shall have the right, in its sole discretion, to approve all plans, consultants, and cleanup standards. Tenant shall provide Landlord on a timely basis with (i) copies of all documents, reports, and communications with governmental authorities; and (ii) notice and an opportunity to attend all meetings with regulatory authorities. Tenant shall comply with all notice requirements and Landlord and Tenant agree to cooperate with governmental authorities seeking access to the premises for purposes of sampling or inspection. No disturbance of Tenant's use of the premises resulting from activities conducted pursuant to this paragraph shall constitute an actual or constructive eviction of Tenant from the premises. In the event that such cleanup extends beyond the termination of the Lease, Tenant's obligation to pay Rent shall continue until such cleanup is completed and any certificate of clearance or similar document has been delivered to Landlord. In no event shall such period exceed six (6) months beyond the expiration date of the original term. Rent during such period shall be at the rental applicable during final twelve (12) months of the original term.

         (f) Notwithstanding anything set forth in this Lease, Tenant shall only be responsible for contamination of Hazardous Materials or any cleanup resulting directly therefrom, resulting directly from matters occurring or Hazardous Materials deposited (other than by contractors, agents or representatives controlled by Landlord) during the Term, and any other period of time during which Tenant is in actual or constructive occupancy of the premises. Tenant shall take responsible precautions to prevent the contamination of the premises with Hazardous Materials by third parties.

         (g) It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or sublease if (1) the proposed assignee's or sublessee's anticipated use of the premises involves the generation, storage use, treatment or disposal of Hazardous Materials; (2) the proposed assignee or sublease has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such assignee's or sublessee's actions or use of the property in question; or (3) the proposed assignee or sublessee is subject to an enforcement order issued by an governmental authority in connection with the use, disposal or storage or a Hazardous Material.

         (h) In the event of any transfer of Tenant's interest under this Lease or the termination of this Lease, by lapse of time or otherwise, Tenant shall be solely responsible for compliance with any and all then effective federal, state or local laws concerning (1) the physical condition of the premises or Building relating to Tenant's use of the Premises or (2) the presence of Hazardous or toxic Materials in or on the premises or Building (for example, the New Jersey Environmental Cleanup Responsibility Act, the Illinois Responsible Property Transfer Act or similar applicable state laws), including but not limited to any reporting or filing requirements imposed by such laws, relating to Tenant's use of the Premises.

     5. Signage. Tenant shall not be permitted to post signage on the exterior walls or doors or both of the premises, identifying Tenant without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Any signage approved by Landlord shall be subject to such conditions as Landlord shall reasonably required. Such conditions shall include, without limitation, the following: (a) such signage is in conformity with the signage of the other tenants at the Building; (b) such signage is in compliance with all applicable governmental requirements and (c) Tenant shall remove such signage upon the expiration or termination of the Lease and repair any damage to the premises resulting from the installation or removal of such signage.

     6. Parking. The parking spaces shown in Exhibit "D" attached hereto shall be designated as Tenant's parking spaces during the term of the Lease.

                                       LANDLORD:

                                       BOULEVARD BANK, N.A., not personally but solely as Trustee under a certain Trust Agreement dated April 14, 1986 a/k/a/ Trust Number 8364




                                       By: [illegible]
                                           -------------------------------------
                                           Its:  Beneficiary of Trust 8364
                                                 -------------------------------

                                       TENANT:

                                       GRIFFITH MICRO SCIENCE, INC.




                                       By: [illegible]
                                           -------------------------------------
                                           Its:
                                               ---------------------------------
                                                       February 5, 1996

                                  EXHIBIT "A"
                                  -----------

                                  [SITE PLAN]

                                  EXHIBIT "B"
                                  -----------

               MODIFICATIONS TO SPACE FOR GRIFFITH MICRO SCIENCE
               -------------------------------------------------

                                  [SITE PLAN]

                                  EXHIBIT "C"
                                  -----------

                          (HAZARDOUS MATERIAL EXHIBIT)